Exhibit 10.1

AGREEMENT FOR THE SALE AND PURCHASE OF COAL

BETWEEN

Wins International Co., Ltd.

AND

Global Earth Energy Inc.

DATED AS OF February 22, 2011

TABLE OF CONTENTS

1.

RECITALS

2

2.

DEFINITIONS

2

2.1.

“Agreement”

2

2.2.

“Applicable Laws”

2

2.3.

“Change in Law”

2

2.4.

“Coal”

2

2.5.

“Commencement Date”

2

2.6.

“Contract Price”

2

2.7.

“Force Majeure”

2

2.8.

“Governmental Body”

2

2.9.

“Permits”

2

3.

TERM OF AGREEMENT

2

4.

OBLIGATIONS, COVENANTS, AND RIGHTS

2

4.1.

Commencement Date

2

4.2.

Seller’s Delivery

2

4.3.

Buyer’s Acceptance

2

4.4.

Payment

2

4.5.

Additional Volumes

2

4.6.

Maintenance of Seller’s Facilities

2

5.

GENERAL TERMS AND CONDITIONS

2

5.1.

Seller’s Indemnification of Buyer

2

5.2.

Buyer’s Indemnification of Seller

2

5.3.

Breach by Buyer

2

5.4.

Breaches by Seller

2

5.5.

Termination

2

5.6.

Force Majeure

2

5.7.

Dispute Resolution

2

5.8.

Arbitrator’s Fees and Attorney’s Fees

2

5.9.

Standing

2

6.

MISCELLANEOUS TERMS

2

6.1.

Entire Agreement

2

i

6.2.

Amendments

2

6.3.

Titles and Headings

2

6.4.

Representation

2

6.5.

Governing Law

2

6.6.

Partial Invalidity

2

6.7.

Written Consent

2

6.8.

Notices

2

6.9.

Waiver

2

6.10.

Time of Essence

2

6.11.

Assignment

2

6.12.

Successors and Assigns

2

6.13.

>No Third-Party Beneficiaries

2

6.14.

Authority of the Parties

2

6.15.

Execution and Counterparts

2

7.

SCHEDULE A

2

ii

AGREEMENT

THIS AGREEMENT is made and entered into February 22, 2011, and shall be effective, binding, and in full force and effect on the aforesaid date, between Wins International Co., Ltd., 3th Floor, Seokbeom Building, 636-1 Yeoksam-dong, Gangnam-gu, Seoul, South Korea(“Buyer”) and Global Earth Energy Inc.1213 Culberth Drive Wilmington North Carolina 28405(”Seller”), each a “Party” and collectively the “Parties”.

1.

RECITALS

Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, one million (1,000,000) tons of Coal for a total of $100,000,000 USD, pursuant to the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants as set forth herein, the Parties agree as follows:

2.

DEFINITIONS

For all purposes of this Agreement, the following terms are defined and interpreted as herein provided, unless the clear context of the presentation of the same requires otherwise:

2.1.

“Agreement”

This Agreement, for the purchase and sale of Coal between the two Parties, may only be amended in writing and upon mutual consent.  This contract shall be effective, binding, and of full force on the date that the Parties sign this Agreement.

2.2.

“Applicable Laws”

Any applicable local, state, or federal statutes, rules, codes, regulations, permits, ordinances, and resolutions that apply to the Buyer’s or Seller’s operations or obligations under this Agreement, including all applicable federal, state, and local laws and regulations pertaining to equal employment opportunity.

2.3.

“Change in Law”

Any of the following that occur after the date this Agreement is executed:

(i).

The enactment, adoption, promulgation, modification, repeal, or change of interpretation of any federal, state, city, county, or other local law, ordinance, rule, code, requirement, regulation, or similar legislation.

(ii).

The issuance of any order or judgment of any federal, state, or local court, administrative agency, or governmental officer or body, to the extent that the order, decree, or judgment was not also the result of negligence or willful action, or failure to act of the Party relying on law, provided that the contesting in good faith any such order, decree, or judgment shall not constitute or be construed as willful or negligent action of that Party.

(iii).

The imposition of any conditions on the renewal of any official Permits, licenses, or approval that establishes requirements making the financial operating costs materially more burdensome that the most stringent requirements as the date of the Agreement.

2.4.

“Coal”

MAF/BTU:

12,000 Min.

% Ash:

8% Max.

% Sulfur:

1% Max.

FSI:

7 Min.

Coal shipped from coal mine site to include fines from coal.

“Commencement Date”

February 23,2011, and shall continue through delivery of the 1,000,000 tons of Coal, as specified in Schedule A attached.

2.5.

“Contract Price”

The price paid by Buyer to Seller for Coal shall be U.S. dollars:

For the term of the contract - $100.00 per ton

The delivery point will be the Seller’smine.

2.6.

“Force Majeure”

Any act, event, or condition having a direct material adverse effect on the Buyer’s or Seller’s ability to mine, process, transport, handle, or accept Coal and volumes as specified in this Agreement, if such act, event, or condition is beyond the reasonable control of the Party relying thereon as justification for not performing an obligation or complying with any condition require of such Party under this Agreement.  Such acts, events, or conditions shall include, but are not be limited to, the following:

(i).

An act of God, lighting, earthquake, fire, severe weather conditions, epidemic, landslide, drought, hurricane, tornado, storm, explosion, partial or entire failure of utilities, flood, nuclear radiation, act of a public enemy, war, blockade, insurrection, riot or civil disturbance, extortion, sabotage, or similar occurrence or any exercise of the power of eminent domain, condemnation, or other taking by the action of any governmental body on behalf of any public, quasi-public, or private entity.

(ii).

The order, judgment, action, or determination of any federal, state, or local court, administrative agency, or governmental body which adversely affects the (a) mining, processing, or loading operations of Seller, (b) the right or ability of Buyer to transport, handle, or accept Coal, or (c) the suspension, termination, interruption, denial, or failure of renewal or issuance of any permit, license, consent, authorization, or approval necessary for the Buyer’s or Seller’s operations for mining, processing, loading, transportation, handling, or acceptance of Coal, unless it is shown that such order or judgment is the result of the negligence, willful or intentional action, or inaction of the Party relying thereon or is the result of negligence or willful violation of applicable laws, and provided further that the contesting in good faith of any such order or judgment shall not constitute or be construed as negligence, or willful or intentional action, or inaction of such Party.

2.7.

“Governmental Body”

(i).

The United States of America

(ii).

One or several of the 50 states

(iii).

Any county

(iv).

Any municipality, city, or town authority

(v).

Any agency, authority, regulatory body

(vi).

Any subdivision of any of the above as may have jurisdiction over or the power and authority to regulate the Buyer’s or Seller’s operations.

2.8.

“Permits”

Any and all permits, licenses, approvals, certificates of public convenience or necessity, franchises, or authorizations that must be issued or approved by any Governmental Body having jurisdiction thereof that authorize and regulate actions, goods, or services referenced herein.

3.

TERM OF AGREEMENT

Unless sooner terminated as provided herein, the initial term of this Agreement shall begin on the Commencement Date and shall continue at the Buyers option thereafter for a period of three (3) years.

Buyer shall have the option to extend the term of the Agreement for two additional 3-year terms (1,000,000 tons per year) at a Contract Price mutually agreed between Buyer and Seller.

4.

OBLIGATIONS, COVENANTS, AND RIGHTS

4.1.

Commencement Date

Buyer and Seller may advance the Commencement Date to any mutually agreed date.

4.2.

Seller’s Delivery

Seller shall mine, process, and load for delivery the amounts of Coal as specified, at the Contract Price.

4.3.

Buyer’s Acceptance

Buyer shall promptly accept, handle, re-direct, and transport to the Buyer’s facilities Coal from and after the commencement date.

4.4.

Payment

Seller shall invoice and Buyer shall unconditionally pay Seller the Contract Price for Coal shipments received hereunder, as follows:

(i).

For Coal shipments received from the first through the fifteenth day of each month, payment for such Coal will be made on or before the thirtieth day of the month in which the Coal was received.  If the thirtieth day is not a business day, then payment would be made on the next available business day.

(ii).

For Coal shipments received from the sixteenth through the that last day of the month, payment for such Coal will be made on or before the fifteenth day of the month following the month in which the Coal was received.  If the fifteenth day of the month is not a business day, then payment would be made on the next available business day.

4.5.

Additional Volumes

Seller shall mine, process, and load for delivery, and Buyer shall accept, handle, re-direct, and transport to the Buyer’s facilities additional Coal in a volume mutually agreed between Buyer and Seller, at the Contract Price.

4.6.

Maintenance of Seller’s Facilities

Seller shall, from the commencement date of this Agreement, maintain and staff its operations and facilities to provide Buyer with the volumes of Coal as specified in this Agreement.

5.

GENERAL TERMS AND CONDITIONS

5.1.

Seller’s Indemnification of Buyer

Seller shall indemnify and hold Buyer, its shareholders, officers, directors, agents, and employees, harmless from any and all liability, damage, or expense, including attorney fees, which may be brought, claimed, or pursued against Buyer or its representatives, arising out of any breach of this Agreement by Seller, and/or any intentional act, negligence, or omission of Seller, its employees, officers, agents, or authorized representatives, including but not limited to death or injury to any person, damage or destruction of property, contamination or adverse effects on the environment, or any violation of statutes, rules, or regulations of any government agency.

5.2.

Buyer’s Indemnification of Seller

Buyer shall indemnify and hold Seller, its shareholders, officers, directors, agents, and employees, harmless from any and all liability, damage, or expense, including attorney fees, which may be brought, claimed, or pursued against Seller or its representatives, arising out of any breach of this Agreement by Buyer, and/or any intentional act, negligence, or omission of Buyer, its employees, officers, agents, or authorized representatives, including but not limited to death or injury to any person, damage or destruction of property, contamination or adverse effects on the environment, or any violation of statutes, rules, or regulations of any government agency.

4

5.3.

Breach by Buyer

In the event that Buyer breaches any provision contained herein or fails to perform any action required of it under the terms of this Agreement, except under circumstances of Force Majeure or change in law, or if at any time any representation or warranty made by Buyer hereunder shall be proven to be false, then upon Seller providing written notice thereof to Buyer, Buyer shall proceed with all due diligence and dispatch to take all such actions as shall be reasonably required to cure such breach.

5.4.

Breaches by Seller

In the event that Seller breaches any provision contained herein or fails to perform any action required of it under the terms of this Agreement, except under circumstances of Force Majeure or change in law, or if at any time any representation or warranty made by Seller hereunder shall be proven to be false, then upon Buyer providing written notice thereof to Seller, Seller shall proceed with all due diligence and dispatch to take all such actions as shall be reasonably required to cure such breach.  Seller agrees to immediately inform Buyer of any complaint or notice received from any government body that alleges any default or deficiency in the operations of Seller.

5.5.

Termination

This Agreement shall not be subject to termination by either Party until the initial term of the Agreement is ended.  Seller shall have an unconditional obligation to deliver the minimum tonnage of Coal as specified in Schedule A.  Buyer shall have an unconditional obligation to received and pay for the Coal as it is delivered.

5.6.

Force Majeure

If any act or event of Force Majeure occurs, the Party whose performance is affected thereby shall, in good faith, immediately attempt to cure any obstacle to its performance.  Any difficulty in performance caused by Force Majeure shall be documented by giving written notice to the other Party within 72 hours of the event.  The notice shall set forth such information as may be available with respect to the nature, extent, and effect of the act or event of Force Majeure.

5.7.

Dispute Resolution

Subject to the conditions and limitations of this Agreement, any and all controversies or claims that cannot be resolved arising out of or relating to the relationship of the Parties shall be settled by litigation or arbitration under the laws of the State of Nevada.  Arbitrated disputes shall be in accordance with the Commercial Arbitration Rules of the American Arbitration Association and shall be heard and decided by three arbitrators.  No arbitrator or judge shall have authority to terminate, rescind, revoke, or cancel this Agreement.  The Parties agree that the proper venue for any judicial proceeding brought under this Agreement that is not settled by arbitration shall be in the District Court or the State Court of Nevada.

5

5.8.

Arbitrator’s Fees and Attorney’s Fees

The non-prevailing Party as determined by the arbitrator or a court of law shall bear the cost of any arbitration or litigation conducted under this Agreement.  In the event that suit, action, or arbitration is instituted to enforce any right granted herein, the prevailing Party shall be paid its costs and reasonable attorney’s fees.  In addition, if one Partyshall be found in material breach of this Agreement, then the breaching Party shall be required to pay $500,000, or an amount equal to two times the actual damages caused, whichever is less, in liquidated damages to the other Party.

5.9.

Standing

Except as otherwise required by law, only Buyer and Seller shall have standing to bring or become a Party to arbitration claims or legal actions under this Agreement.

6.

MISCELLANEOUS TERMS

6.1.

Entire Agreement

This Agreement is intended to be considered a fully integrated contract which constitutes the entire understanding between Buyer and Seller, and cancels and/or supersedesany prior negotiations, representations, understandings, or agreements that have previously been discussed, either written or oral.

6.2.

Amendments

This Agreement shall not be materially amended, changed, modified, or waived except by a written instrument authorized and executed by the Parties hereto, and subject to approval of any lender, financial supporter, or creditor who may have extended funding by relying upon this Agreement.

6.3.

Titles and Headings

Titles and headings to articles, sections, or paragraphs of this Agreement are inserted for convenience of reference and are not intended to affect the interpretation or construction of this Agreement.

6.4.

Representation

All Parties acknowledge that they have been separately represented by legal counsel of their own choosing and are participating in this transaction on the basis of decisions they have reached with the benefit of separate legal representation.

6.5.

Governing Law

This Agreement shall be governed and construed in accordance with the laws of the State of Nevada.

6.6.

Partial Invalidity

If any provisions of this Agreement shall for any reason be held to be illegal, invalid, or unenforceable under any applicable law, the illegality, invalidity, or unenforceability of such provision shall not affect any of the remaining provisions of this Agreement, and this Agreement shall be enforceable and binding on the Parties, as if such illegal, invalid, or unenforceable provision had not been contained herein.  The Parties shall negotiate in good faith to amend this Agreement to effectuate the intent of any illegal, invalid, or unenforceable provision, if permissible under applicable law.

6.7.

Written Consent

Whenever, under the terms of this Agreement, either Partyis called upon to give its written consent, such written consent will not be unreasonably withheld.  All consents and approvals of any kind required under this Agreement shall be in writing.

6.8.

Notices

Any notice under this Agreement shall be in writing and shall be treated as duly delivered if the same is personally delivered or deposited in the United States Mail, certified, return receipt requested, postage prepaid, and properly addressed as follows:

If to Buyer:

Wins International Co., Ltd.,

3rd Floor, Seokbeom Building,

636-1 Yeoksam-dong, Gangnam-gu,

Seoul, South Korea

If to Seller:

GLOBAL EARTH ENERGY INC.

1213 Culberth Drive Wilmington North Carolina 28405

Sydney Harland

6.9.

Waiver

The failure of either Party hereto to insist in any one or more instances upon strict performance of any provision of this Agreement by the other Party hereto, or to take advantage of any of its rights hereunder, shall not be construed as a waiver of any provision or the relinquishment by it of any such rights in respect of any subsequent nonperformance of such provision; but the same shall continue and remain in full force and effect.  Any waiver must be in writing.

6.10.

Time of Essence

Time is of the essence of this Agreement.

6.11.

Assignment

Neither Party may assign, transfer, delegate, or otherwise vest to any third Party any performance of duties required under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld.  Such consent shall not be unreasonably withheld in the event that an assignment occurs by operation of law or to a parent, subsidiary, or affiliate of that Party.

6.12.

Successors and Assigns

This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns.

6.13.

No Third-Party Beneficiaries

This Agreement does not create any third-Party beneficiary rights in any public or third Party.

6.14.

Authority of the Parties

Each Party to this Agreement represents and warrants that the execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of such Party and is a valid and binding obligation upon the persons or entity signing this Agreement.

6.15.

Execution and Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original Agreement, but all of which shall be considered one instrument.  Each Party agrees that it will execute any and all documents or other instruments, and take such other action as is necessary to give effect to the terms of this Agreement.

IN WITNESS HEREOF, the Parties have subscribed their names hereto and caused this Agreement to be duly executed.

BUYER:

By:

 /S/ Seong W. Lee___________________

Title:

President and CEO

SELLER:

By:

/S/ Sydney A. Harland________

           Sydney Harland

Chairman and CEO

7.

SCHEDULE A

Seller shall deliver to Buyer according to the following schedule:

(i).

20,000 tons on or before May 31, 2011

(ii).

40,000 tons on or before June 30, 2011

(iii).

60,000 tons on or before July 31, 2011

(iv).

95,000 tons on a continuous basis by the last calendar day of every month for the remaining term of the contract.

9